UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  April 15, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated December 1, 2002 providing for the issuance of ABFS Mortgage Loan Trust 2002-4 Mortgage Pass-Through Certificates, Series 2002-4)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-77054-35                13-3320910
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


11 Madison Avenue
New York, New York                                               10010
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFS Mortgage Loan Trust 2002-4 Mortgage Pass-Through Certificates, Series 2002-4 pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2002, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, American Business Credit Inc., as Servicer, and JPMorgan Chase Bank, as Trustee, Collateral Agent and Backup Servicer.

     On April 15, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 15, 2003 as Exhibit 99.1.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
ABFS Mortgage Loan Trust 2002-4
Mortgage Pass-Through  Certificates, Series 2002-4
----------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMorgan Chase Bank,
                              not in its individual capacity but solely as Trustee, Collateral Agent, and Backup Servicer under the Agreement referred to herein


Date:  April 18, 2003       By: /s/   Jennifer McCourt
                                 -----------------------------
                                     Jennifer McCourt
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                        ABFS MORTGAGE LOAN TRUST 2002-4
                        STATEMENT TO CERTIFICATEHOLDERS
                                 April 15, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         330,600,000.00    323,807,093.28  5,101,599.98    1,194,848.17    6,296,448.15    0.00        0.00     318,705,493.30
M1          21,850,000.00     21,850,000.00          0.00      117,298.08      117,298.08    0.00        0.00      21,850,000.00
M2          18,050,000.00     18,050,000.00          0.00      111,654.29      111,654.29    0.00        0.00      18,050,000.00
B            5,700,000.00      5,700,000.00          0.00       40,907.00       40,907.00    0.00        0.00       5,700,000.00
R                    0.00              0.00          0.00            0.00            0.00    0.00        0.00               0.00
X                    0.00              0.00          0.00            0.00            0.00    0.00        0.00               0.00
TOTALS     376,200,000.00    369,407,093.28  5,101,599.98    1,464,707.54    6,566,307.52    0.00        0.00     364,305,493.30

AIO         99,800,000.00     99,800,000.00          0.00      327,666.67      327,666.67    0.00        0.00      98,300,000.00
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1       000759CZ1      979.45279274     15.43133690   3.61418079   19.04551770          964.02145584
M1       000759DB3    1,000.00000000      0.00000000   5.36833318    5.36833318        1,000.00000000
M2       000759DC1    1,000.00000000      0.00000000   6.18583324    6.18583324        1,000.00000000
B        000759DD9    1,000.00000000      0.00000000   7.17666667    7.17666667        1,000.00000000
TOTALS                  981.94336332     13.56087182   3.89342780   17.45429963          968.38249149

AIO      000759DA5    1,000.00000000      0.00000000   3.28323317    3.28323317          984.96993988
------------------------------------------------------------------------------------------------------

--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A1         4.428000 %     4.428000 %      4.428000 %
M1         6.442000 %     6.442000 %      6.442000 %
M2         7.423000 %     7.423000 %      7.423000 %
B          8.612000 %     8.612000 %      8.612000 %
AIO        4.000000 %     4.000000 %      4.000000 %
--------------------------------------------------




IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                              Joseph M. Costantino
                               JPMorgan Chase Bank
                                450 West 33rd street
                            New York, New York 10001
                               Tel: (212) 623-5435
                     Email: Joseph.M.Costantino@JPMorgan.com


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
